EEI Financial Conference NOVEMBER 6, 2006 Energy / Growth / Leadership Exhibit 99.3

Safe Harbor Provisions
This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”,
“intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; expiration or initiation of significant energy supply contracts; changes in levels of capital expenditures; developments in legal or public policy doctrines; technological developments; volatility in electric and natural gas commodity markets; effectiveness of our risk management policies and procedures; changes in accounting standards and financial reporting regulations; fluctuations in the value of electricity positions; the methods, timing and results of the disposition of competitive businesses; actions of rating agencies;
terrorist attacks on domestic energy facilities; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the Securities and Exchange Commission.  We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

Agenda
2006 results and guidance
Strategic transformation
2007 guidance
2007-2011 capital expenditures and rate base projections
Distribution, PSNH regulated generation businesses
Transmission business

2006 EPS Results and Guidance
$1.70
$0.00
$1.33
$0.37
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
Regulated/Distribution
Generation
Transmission Parent Total
Regulated/Parent
$0.70
$1.28
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
Q3 YTD
$1.23
$0.34
$1.57
Regulated/Parent Results* Regulated/Parent Guidance*
*Results include third quarter $0.48/share benefit from CL&P private letter ruling
Consolidated 2006 earnings guidance unchanged

5 Strategic Progress – Last Year’s Decision Divest all competitive businesses Focus on regulated utility infrastructure capital expenditure programs. Announced November 7, 2005

Strategic Progress - Divestitures
Northeast Utilities
Electric
Distribution
Competitive Regulated
Electric
Transmission
Regulated
Generation
Gas
Distribution
Retail
Sold 6/1/06
Wholesale
New England
Contracts
Divested
12/31/05
Services
5 of 6 Sold
Generation
Sold 11/1/06
We are nearly complete transforming ourselves into a 100% regulated utility

Strategic Progress:  Investing In Regulated Businesses
Transmission
Bethel-Norwalk 100% complete
Middletown-Norwalk 9% complete
Glenbrook Cables under
construction
Long Island Cable under
construction
Distribution/Generation
Northern Wood in final testing
Waterbury LNG 85% complete
$654
$766
$880
2004 2005 2006 Est.
Regulated Capital Expenditures
(in $ millions)
Status of Major Projects

Benefits Of Transformation
Simplified our business model and strategy
Reduced our business risk and improved financial flexibility
Capitalized on increasing valuation of generation
Enhanced our earnings visibility
Increased our focus on regulated infrastructure capital
investment to meet customers needs
Each reason provided a year ago has been validated
We have:

9 The Next Five Years $1,217 $1,142 $890 $797 $896 2007 2008 2009 2010 2011 Projected Capital Expenditures $890* $926* $773* $778* *November 2005 projections

Rate Base Composition
2005 Rate Base Composition
2011E Rate Base Composition
2005 Rate Base:  $3.3 billion
2011E Rate Base:  $7.9 billion
Rate Base:  $605 million
(Actual 2005)
’06-’11 Capex:  $2.9 billion
Rate Base:  $2.25 billion
(Actual 2005)
’06-’11 Capex:  $2.5 billion
Rate Base:  $463 million
(Actual 2005)
’06-’11 Capex:  $0.3 billion
Electricity
Transmission
Electricity
Distribution & Generation
Gas LDC
Transmission to comprise much larger share of total rate base
18%
14%
68%
Transmission
Gas
Dist. & Reg. Generation
38%
9%
53%
Transmission
Gas
Dist. & Reg. Generation

11 $1.30 - $1.55/share in 2007 Compound annual EPS growth rate of 10-14% from year-end 2006 Dividend policy, earnings growth create attractive total shareholder return Guidance for 2007 and Beyond

NU’s Presence In New England
Largest transmission owning IOU in New England
Majority of the ISO identified transmission need is in the NU franchise
National leader in transmission technology
One of the largest landowners in New England
Largest electric distribution utility in New England
NU will continue to provide leadership in developing region’s energy policy

13 Additional Opportunities Not In This Forecast Transmission Regulated generation New technologies

14 Financial

Year-To-Date Results
$83.8
($344.1)
($239.9)
$150.4
$43.6
($73.7)
$123.6
($10.1)
$30.5
$3.3
($400.0)
($300.0)
($200.0)
($100.0)
$0.0
$100.0
$200.0
Distribution/
Regulated
Generation
Transmission
Parent
Competitive
Total
$76.4
2005
2006
$83.8
($344.1)
($239.9)
$150.4
$43.6
($73.7)
$123.6
($10.1)
$30.5
$3.3
($400.0)
($300.0)
($200.0)
($100.0)
$0.0
$100.0
$200.0
2005

Third Quarter Regulated Results
$16.9
$3.7
$26.9
$84.4
$5.8
$2.8
$87.7
$10.5
($4.2)
($5.3)
($10.0)
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
CL&P PSNH WMECO Yankee Total
$9.2
$1.1
$15.2
$2.1
$0.9
$11.8
$1.5
$18.2
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
CL&P PSNH WMECO Total
Regulated Distribution
And Generation
Transmission
Results higher due to transmission, lower CL&P tax expense
$10.4
$13.7
2005
2006

2006-2007 EPS Projections
Distribution/Regulated Generation $0.75 - $0.85 $0.80 - $0.90
Transmission $0.34 - $0.37 $0.50 - $0.60
Parent/Other Affiliates Breakeven $0.00 - $0.05
Competitive N/A Breakeven
Total $1.09 - $1.22 $1.30 - $1.55
*2006 results exclude $0.48 effect of CL&P Private Letter Ruling and exclude competitive results
2006 EPS* 2007 EPS

2007 and 2008 Earnings Drivers
Distribution
Regulated
Generation
Transmission Parent Competitive
Business Drivers
• Rate base growth
• Electric and gas retail sales
up about 1%
• Operating costs
Regulatory Drivers
• WMECO rate settlement
• PSNH, Yankee Gas rate
case outcomes
• CL&P 1/1/07 $7 million rate
increase
• CL&P rate case outcome
(2008 only)
• Progress on major and
routine projects
• Impact of last week’s
New England ROE
order
• Management of
wholesale supply and
capacity purchase
contracts through exit
• Interest from cash on
generation sale
offsetting interest costs
• NU corporate service
companies

2007-2011:  Capital Expenditures and Depreciation
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Five-year 2007-2011 capital spending of $4.9 billion,
compared with last year’s 2006-2010 $4.3 billion plan
Distribution Capex From 11/05 Forecast
Transmission Capex From 11/05 Forecast
Distribution Capex From 11/06 Forecast
Transmission Capex From 11/06 Forecast
2006 Est. 2007 Est. 2010 Est. 2011 Est. 2008 Est. 2009 Est.
$880*
$779*
$875*
$1,199*
$1,124*
$880*
N/A
$864
$890
$926
$778
$773
*Excludes approximately $18 million per year at corporate service companies

Projected Combined Rate Base
$1,072
$1,776
$2,337
$2,531
$2,726
$2,995
$3,465
$3,979
$4,249
$4,474
$4,711
$4,909
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
2006 Est. 2007 Est. 2008 Est. 2009 Est. 2010 Est. 2011 Est.
Electric Transmission Regulated Distribution and Generation
Target Utility Capitalization Structure = 45% equity, 55% debt
Recently FERC Authorized Transmission ROE = 11.4%-12.4%
Projected PUC Authorized Cost of Capital Distribution ROE = 9% -10%
$5,755
$7,005
$6,586
$7,437
Regulated
Rate Base
2006-2011
CAGR of 12%
$4,531
$7,904
Supports EPS CAGR of 10-14%
Projected
Distribution &
Generation
Rate Base
CAGR of 7%
Transmission
Rate Base
2006-2011
CAGR of 23%

Projected Uses
Financing The Growth:  2007
Projected Sources
• Cash from generation sale:  $1 billion
• Regulated company long-term debt
issuances:  $600-$700 million
• Cash from operations:  $500-$600
million
• Capital expenditures:  $1.2 billion
• Taxes on generation sale:  $450-$500
million
• Short-term debt reduction: $300-$400
million
• Dividends:  $125 million
Cash from generation sale helps to comfortably fund requirements

Financing The Growth:  2007-2011
$2.5 Billion
Cash from
Operations
$3 Billion
New Issuances,
and Cash from
Generation Sale
$5.5 Billion
Projected Capital Expenditures
and Dividends
NU will meet its cash needs almost exclusively from
internal sources and debt financings

Capitalization at September 30, 2006 ($ millions)
NU’s leverage comfortably within its targets
1.9%
$2,957
$304
$320
$2,473
$116
Long-Term Debt Common Equity NGC Debt
Short-Term Debt Preferred Stock
5.2%
47.9%
40.1%
4.9%
1.9%

24 Distribution and Generation

Key Issues For Next Fourteen Months
Successful distribution rate cases
Addressing reliability challenges resulting from strong peak load growth, aging equipment
Managing the business in a modest sales growth environment
Bringing major projects into commercial operation
2007 will be a pivotal year for distribution businesses

CL&P Rate Case
Distribution only
Transmission, federally mandated charges, supply costs tracked through other charges
To be filed around 7/1/07
New rates to be implemented by 1/1/08
Need to improve ROE level
Distribution capital spending will be an important item
CL&P distribution earnings will lag until 2008 rate relief

Peak Load Growing Much Faster Than Overall Consumption
0.9
1.0
1.1
1.2
1.3
1.4
1.5
Residential Use Per Customer Summer Peak
0.9
1.0
1.1
1.2
1.3
1.4
1.5
1.6
Residential Use Per Customer Summer Peak
CL&P Residential Use Per Customer
and Summer Peak
Weather Normalized
PSNH Residential Use Per Customer
and Summer Peak
Weather Normalized
Residential customer growth remains steady, at roughly the rate of housing growth
Residential use per customer has flattened in response to price induced conservation
Growth in peak demand outpaces growth in use per customers, as comfort during extreme weather appears to outweigh cost
Load factors continue to fall as peak loads rise

WMECO Rate Case
Filed joint settlement with AG and other parties on October 19
$1 million distribution increase on 1/1/07; $3 million distribution increase on 1/1/08
New trackers for pension, other post-retirement benefits, and certain uncollectibles and capital investment
Annual transmission tracker already in place
9-10 percent ROE achievable
WMECO rate settlement a fair resolution

PSNH Rate Case
Filed in May 2006 for $49 million annualized permanent rate
increase
Interim $24.5 million temporary rate increase effective 7/1/06
Overall bill declined 15 percent due to lower stranded cost recovery, and energy service charges
If fully litigated, final decision retroactive to 7/1/06
Settlement discussions in late 2006/early 2007
Hearings will commence in March if settlement not reached
Transmission tracker sought
Increased transmission costs represent $11 million of requested increase
PSNH distribution request modest compared with recent overall rate reduction

Average Electric Rates
Other includes C&LM, CTA, Stranded Costs, Consumption Tax, SBC, DSM, Transition and Renewables.
Average Rates as of 8/1/06 for CL&P, 10/1/2006 for WMECO and 7/1/06 for PSNH
PSNH rates now lowest in New England
Total = 16.11
Total = 14.49
Total = 13.27
1.34
1.91
0.72
0.48
2.75
2.90
2.70
9.47
10.36
8.18
1.83
0.80
0.43
0
2
4
6
8
10
12
14
16
18
CL&P WMECO PSNH
Other Transmission Distribution Energy FMCC

Yankee Rate Case
To be filed around 1/1/07 and effective around 7/1/07
Reflecting LNG facility in base rates key item
Annual cost likely to be offset by lower commodity, pipeline capacity charges
Additional rate relief needed to improve Yankee returns, account for sales decline
Capital expenditures will decline sharply after LNG completed
Yankee financial performance expected to improve beginning with third quarter 2007

Major Projects
Yankee Gas’s 1.2 Bcf liquid natural gas
production facility in Waterbury, CT
$108 million cost
About 85 percent complete
Scheduled to be in service for 2007-
2008 heating season
Will enhance reliability, help insulate
customers from price volatility
Conversion of PSNH’s 50 MW Schiller
unit in Portsmouth, NH from coal to wood
$75 million cost
In final testing
Commercial operation by January
Enhances fuel diversity, reduces sulfur,
NOx, mercury emissions

Future Regulated Generation Opportunities
Under Way:
• Legislation to install scrubber at Merrimack
approved in spring 2006
• Projected completion:  Mid-2013
• Estimated cost:  $250 million
The Future:
• Connecticut legislature may review generation
legislation in 2007
• New Hampshire likely to look at additional
biomass opportunities
Potential new generation not reflected in long-term growth forecasts

34 Transmission

About Northeast Utilities Transmission…
2,995
322
245
2,428
Projected
12/31/11
Rate Base
($ Millions)
1,072 191 3,258 Total NU
134 52 1,003 PSNH
76 36 489
WMECO
862 103 1,766 CL&P
Projected
12/31/06
Rate Base
($ Millions)
Transmission
Substations
Transmission
Circuit Miles
Operating
Company
Comparative Ranking of NU (miles)
• Largest in New England
•
4th
largest in 11 northeast states
• Nearly 2.4 million retail customers
• Over 140 miles of new transmission planned

2006 Transmission Highlights
Our transmission system operated well over the summer
Peak load grew by more than 4% in New England in 2006
Peak load grew by 14% (3,000 MW) in New England since 2003
We have maintained excellent safety and environmental records
Project construction remains on-time and on-budget
Capital spending on target for $454.5 million in 2006
2006 plant-in-service projected to be $390 million -- $10 million greater than budget
We have completed and energized the $340 million Bethel-Norwalk project as of
October 12, $10 million under budget
Completion of projects will result in significant cost savings for customers
We are well-prepared for the implementation of the Energy Policy Act’s new reliability standards

NU’s Transmission Revenue Requirements are 100% FERC Regulated
NU’s FERC-approved transmission tariffs fully track all
transmission costs
We have forward-looking rates, adjusted every six months, with an annual true-up provision to ensure timely recovery of transmission investment
FERC ROE decision issued October 31, 2006

Four Major SW Connecticut Projects – A $1.65 Billion Investment
SWCT improvements have been a top priority in each of
ISO-NE’s last four regional transmission expansion plans. Our four major projects there total about $1.65 billion in investment.
50% of CT
Load
Bethel-Norwalk
345 kV Underground
& Overhead
$350 Million
21 miles 345kV
(56% underground)
10 miles 115kV
(100% underground)
Completed October
2006 at a cost of $340
million
Middletown-Norwalk 345 kV
Underground & Overhead
$1,047 Million (NU Share)
Glenbrook Cables
115 kV underground
$183 Million
9 miles 115kV underground
Projected in-service date:  2008
Under contract –
construction under way
Long Island Cable
138 kV cross sound
$72 Million (NU share)
11 miles 138kV submarine cable
Joint project with LIPA
Projected in-service date:  2008
Under contract – cable being built
69 miles 345kV  (35% underground)
57 miles 115kV  (1% underground)
Joint project with United Illuminating
Construction under way, 9%
complete; projected in-service date
2009

Under Construction
ISO-NE Approved
Future Regional
System Plan
Projects
Legend
Complete
Manchester-Hopewell
Oxford Substation
Fitzwilliam Substation
Barbour Hill Substation
Frost Bridge Corridor
Gosling Road Substation
Berkshire Solution
Springfield Solution
Southern New England Transmission Reinforcement (SNETR)
Deerfield Autotransformer
Windsor Substation
Southeast CT Solution
Weare Substation
Madbury Capacitor
Scobie Substation
Tioga
Woodland Capacitor
Pleasant Capacitor
Haddam Autotransformer
Bethel - Norwalk
Glenbrook Statcom
Shunock Substation
Glenbrook Cables
White
Mountain
Upgrade
Northeastern Connecticut
Middletown - Norwalk
Long Island Replacement Cable (LIRC)
Plumtree - Triangle
Norwalk Harbor Substation Controls
Scobie – Hudson Line
Timber Swamp
NU is a Major Part of New England’s
Transmission Infrastructure Upgrade
55%
NU
14%
NGRID
12%
Vermont
9%
NST
6%
UI
3% Bangor Hydro
1% Central Maine Power
Source: ISO-NE’s 2005
Regional System Plan

The Next Five Years:  Transmission Capital Expenditures
$0.00
$100.00
$200.00
$300.00
$400.00
$500.00
$600.00
$700.00
$800.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Other
SNETR
Major CT
Historic Forecast
Up To $2.4 Billion
• The Southern New England Transmission Reinforcement family of projects is growing in scope and definition.
• Over the next three years, a high level of capital spending is associated with projects that have already received siting approval.
$1,062 Million
$1.1 Billion of major
CT projects in
2007-2011 forecast
period; $1.65 billion
in total
SNETR family of
projects estimated
at $710 million
during the 2007-
2011 forecast
period

Southern New England Transmission Reinforcement Projects
Are the Next Major Undertaking
Planning
Construction
Siting
2005
2005 2006 2007 2008
2009
2009
2010
2010
2011
2011
2012
2012
2013
2013
The SNETR projects solve four area problems:
1. Interstate transfer capability
2. Connecticut East-West transfer capability
3. Springfield Reliability
4. New England East-West transfer capability
2006 Activities:
• Complete planning studies
• Analyze routing options
2007 Activities:
• Finalize siting plans and file
applications in Connecticut and
Massachusetts
• ISO-NE technical approval
1
4
3
2

Looking Beyond the Five-Year Horizon
The Southern New England Transmission Reinforcement family of projects will be our next major undertaking
ISO-NE’s Regional System Plan has identified longer-term projects within our franchise
ISO-NE is planning beyond the 30 GW grid to a 50 GW grid
Providing added transfer capacity between Maine and New Hampshire
Strengthening ties and transfer capability between southern New
Hampshire and  Massachusetts
FERC/NERC mandatory reliability standards may create new
projects
Serving future load growth and meeting redundancy requirements
Emerging technologies including smart grid investment
Replacement of aging equipment will be increasingly important
ISO-NE is evaluating stronger interconnections with Canada

NU’s Transformation Producing Solid Results, Prospects
Strategic plan elements announced one year ago are on or
ahead of schedule
Financial flexibility is significantly improved
Transmission business is growing rapidly to meet customer
needs
Distribution results expected to improve with reasonable rate case outcomes
NU has a leadership role in meeting New England’s energy
challenges

44 Questions and Answers

Appendix

Projected Transmission Year-End Rate Base
$862
$2,073
$2,180
$2,428
$134
$172
$273
$279
$332
$322
$76
$84
$137
$179
$214
$245
$1,927
$1,520
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO
Transmission
Rate Base
2006-2011
CAGR of 23%

Projected Distribution and Regulated Generation Year-End Rate Base
$1,790
$1,991
$2,116
$2,254
$2,393
$2,499
$837
$953
$1,073
$1,135
$1,207
$1,275
$341
$365
$384
$408
$424
$438
$497
$670
$676
$677
$687
$697
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO Yankee Gas
Projected
Distribution &
Generation
Rate Base
CAGR of 7%

Projected Distribution Capital Expenditures
$206
$271
$260
$266
$270
$279
$105
$128
$134
$112
$128
$148
$28
$34
$32
$31
$31
$31
$86
$62
$42
$41
$41
$41
$0
$100
$200
$300
$400
$500
$600
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO Yankee Gas

Projected Transmission Capital Expenditures
$420
$600
$517
$343
$231
$333
$87
$85
$37
$35
$6
$54
$45
$43
$42
$25
$17
$10
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO

2007-2011:  Capital Expenditures and Depreciation
$766
$880
$1,217
$1,142
$890
$797
$896
$320
$309 $303 $290
$265
$234
$215
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005
Actual
2006 Est. 2007 Est. 2008 Est. 2009 Est. 2010 Est. 2011 Est.
Regulated Capex  (Incl. AFUDC)               Depreciation
Significant capital spending in 2007-2008
*Includes approximately $18 million per year at corporate service companies